Exhibit 10.8

EXECUTION VERSION

SECOND AMENDED AND RESTATED GUARANTY AGREEMENT

THIS SECOND AMENDED AND RESTATED GUARANTY AGREEMENT (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Guaranty”) dated as of March 10, 2021, is made by each of the undersigned identified on the signature page hereto as guarantors (together with any other entity that may become a party hereto as provided herein, each a “Guarantor”, and collectively, the “Guarantors”), in favor of JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as agent (in such capacity, “Agent”) for the Lenders (as defined below) (Agent and the other Secured Parties (as defined in the Loan Agreement (as defined below)), collectively, the “Beneficiaries”).

RECITALS

A.	Vitamin Shoppe Industries LLC, a New York limited liability company (“Vitamin Shoppe”), Vitamin Shoppe Mariner, LLC, a Delaware limited liability company (“VS Mariner”), Vitamin Shoppe Global, LLC, a Delaware limited liability company (“VS Global”), Vitamin Shoppe Florida, LLC, a Delaware limited liability company (“VS Florida”), Betancourt Sports Nutrition, LLC, a Florida limited liability company (“BSN”), Vitamin Shoppe Procurement Services, LLC, a Delaware limited liability company (“VSPS”), Valor Acquisition, LLC, as parent and a guarantor (“Valor” and, together with Vitamin Shoppe, VS Mariner, VS Global, VS Florida, BSN and VSPS, collectively the “Existing Guarantors”), Agent and the lenders party thereto are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of December 16, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Loan Agreement”), pursuant to which, among other things, the Existing Lenders provided certain loans and extensions of credit to the Borrowers upon the terms and conditions stated therein.

B.	In connection with the Existing Loan Agreement, along with certain of their Affiliates party thereto, the Existing Guarantors executed and delivered that certain Amended and Restated Guaranty Agreement dated December 16, 2019 (collectively, as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Guaranty”).

C.	Valor, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, Franchise Group Newco PSP, LLC, a Delaware limited liability company, Franchise Group, Inc., a Delaware corporation, and certain Subsidiaries of each of the foregoing, as Borrowers, entered into that certain Third Amended and Restated Loan and Security Agreement dated as of the date hereof with Agent and the financial institutions party thereto from time to time as lenders (the “Lenders”) (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, among other things, the Lenders agreed to make loans and other extensions of credit to the Borrowers for the purposes set forth therein (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meanings given such terms in the Loan Agreement).

D.	Pursuant to the terms of the Loan Agreement, and as a condition precedent to the extension of credit thereunder, the Lenders have required that each Guarantor execute and deliver this Guaranty to guarantee the payment and performance of the Obligations.

E.	Each Guarantor has determined that valuable benefits will be derived by it as a result of the Loan Agreement and the extension of credit made (and to be made) by the Lenders thereunder.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor hereby agrees with Agent to amend and restate in its entirety the Existing Guaranty in the form of this Guaranty and covenants and agrees in favor of Agent for the benefit of the Beneficiaries as follows:

1.                  Each Guarantor hereby absolutely and unconditionally guarantees the prompt, complete and full payment when due, no matter how such shall become due, of the Obligations, and further guarantees that the Borrowers will properly and timely perform the Obligations. This Guaranty shall terminate when all Obligations have been Paid in Full and the Financing Agreements have been terminated (other than indemnification and other contingent obligations not yet accrued at such time).

2.                  Each Guarantor covenants that, until the Obligations have been Paid in Full and the Financing Agreements have been terminated (other than indemnification and other contingent obligations not yet accrued at such time), it will, and, if necessary, will enable the Borrowers (to the extent of its authority to do so) to, fully comply with the applicable conditions, covenants, and agreements set forth in the Loan Agreement. Notwithstanding any contrary provision in this Guaranty, however, each Guarantor’s maximum liability under this Guaranty is limited, to the extent, if any, required so that its liability is not subject to avoidance under applicable bankruptcy, insolvency or other similar law relating to fraudulent conveyance or fraudulent transfer.

3.                  If any Guarantor is or becomes liable for any Obligations owing by any Loan Party to any Beneficiary by endorsement or otherwise other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of the Beneficiaries hereunder shall be cumulative of any and all other rights that the Beneficiaries may ever have against any Guarantor. The exercise by any Beneficiary of any right or remedy hereunder or under any other instrument, at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

4.                  All obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of:

(a)               any extension, renewal, settlement, compromise, waiver or release in respect of any of the Obligations, by operation of law or otherwise, or any obligation of any other guarantor of any of the Obligations, or any default, failure or delay, willful or otherwise, in the payment or performance of the Obligations;

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(b)               any lack of validity or enforceability relating to or against a Borrower, any other Loan Party or any other guarantor of any of the Obligations, for any reason related to the Loan Agreement, any other Financing Agreement or any other agreement or instrument governing or evidencing any Obligations, or any requirement of any Governmental Authority purporting to prohibit the payment by a Borrower, any other Loan Party or any other guarantor of the Obligations of the principal of or interest on the Obligations;

(c)               any modification or amendment of or supplement to the Loan Agreement or any other Financing Agreement;

(d)               any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other amendment or waiver of or any consent to any departure from the Loan Agreement, any other Financing Agreement or any other agreement or instrument governing or evidencing any Obligations, including any increase or decrease in the rate of interest thereon;

(e)               any release, non-perfection or invalidity of any direct or indirect collateral security for any obligation of any Loan Party under the Loan Agreement or any other Financing Agreement or any obligations of any other guarantor of any of the Obligations, any amendment or waiver of, or consent to departure from, any other guaranty or support document, any exchange, release or non-perfection of any Collateral for all or any of the Financing Agreements or Obligations, or any action or failure to act by Agent, any other Beneficiary, any Lender or any Affiliate of any Lender with respect to any Collateral;

(f)                any change in the legal existence, structure or ownership of a Borrower, any other Loan Party or any other guarantor of any of the Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting a Borrower, any other Loan Party or any other guarantor of the Obligations, or any of their assets or any resulting release or discharge of any obligation of a Borrower, any other Loan Party or any other guarantor of the Obligations;

(g)               any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of any Financing Agreement or the Obligations;

(h)               any other setoff, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Agreement, any other Financing Agreement, any other agreement or instrument or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, a Borrower or any Guarantor, other than payment or performance of the Obligations; or

(i)                 any other act or omission to act or delay of any kind by a Borrower, any other Loan Party, any other guarantor of the Obligations, Agent, any Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Guarantor’s obligations hereunder, other than Payment in Full of the Obligations;

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in each case to the extent permitted by applicable law, and except in each case to the extent that any written amendment, settlement, compromise, waiver or release expressly modifies or terminates the obligations of such Guarantor.

5.                  In the event of default by a Borrower or any other Loan Party in payment of the Obligations, or any part thereof, when the Obligations become due, either by its terms or as the result of the exercise of any power to accelerate, each Guarantor shall, on demand, and without further notice of dishonor and without any notice having been given to such Guarantor previous to such demand of the acceptance by the Beneficiaries of this Guaranty, and without any notice having been given to such Guarantor previous to such demand of the creating or incurring of the Obligations, pay the amount due thereon to Beneficiaries at Agent’s office as set forth in the Loan Agreement, and it shall not be necessary for any Beneficiary, in order to enforce such payment by any Guarantor, first, to institute suit or exhaust its remedies against the Borrowers, any other Guarantor or others liable on such Obligations, to have the Borrowers joined with any Guarantor in any suit brought under this Guaranty or to enforce its rights against any collateral security which shall ever have been given to secure such Obligations; provided, however, that in the event any Beneficiary elects to enforce and/or exercise any remedies it may possess with respect to any collateral security for the Obligations prior to demanding payment from any Guarantor, such Guarantor shall nevertheless be obligated hereunder for any and all sums still owing to Beneficiaries on the Obligations and not repaid or recovered incident to the exercise of such remedies.

6.                  Notice to any Guarantor of the acceptance of this Guaranty and of the making, renewing or assignment of the Obligations and each item thereof, are hereby expressly waived by each Guarantor.

7.                  Each payment on the Obligations shall be deemed to have been made by a Borrower unless express written notice is given to Agent at the time of such payment that such payment is made by any Guarantor as specified in such notice.

8.                  If all or any part of the Obligations at any time is secured, each Guarantor agrees that Agent and/or the Beneficiaries may at any time and from time to time, at their discretion and with or without valuable consideration, allow substitution or withdrawal of collateral or other security and release collateral or other security or compromise or settle any amount due or owing under the Loan Agreement or amend or modify in whole or in part, in accordance with the terms thereof, the Loan Agreement or any other Financing Agreement without impairing or diminishing the obligations of each Guarantor hereunder. Each Guarantor further agrees that if any Loan Party executes in favor of any Beneficiary any collateral agreement, mortgage or other security instrument, the exercise by any Beneficiary of any right or remedy thereby conferred on such Beneficiary shall be wholly discretionary with such Beneficiary, and that the exercise or failure to exercise any such right or remedy shall in no way impair or diminish the obligation of each Guarantor hereunder. Each Guarantor further agrees that the Beneficiaries and Agent shall not be liable for their failure to use diligence in the collection of the Obligations or in preserving the liability of any person liable for the Obligations, and each Guarantor hereby waives presentment for payment, notice of nonpayment, protest and notice thereof (including, notice of acceleration), and diligence in bringing suits against any Person liable on the Obligations, or any part thereof.

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9.                  Each Guarantor agrees that the Beneficiaries, in their discretion, may (a) acting through Agent, bring suit against all guarantors (including, without limitation, each Guarantor hereunder) of the Obligations jointly and severally or against any one or more of them, (b) compound or settle with any one or more of such guarantors for such consideration as the Beneficiaries may deem proper, and (c) release one or more of such guarantors from liability hereunder, and that no such action shall impair the rights of the Beneficiaries to collect the Obligations (or the unpaid balance thereof) from other such guarantors of the Obligations, or any of them, not so sued, settled with or released. Each Guarantor agrees, however, that nothing contained in this paragraph, and no action by the Beneficiaries permitted under this paragraph, shall in any way affect or impair the rights or obligations of such guarantors among themselves.

10.              Each Guarantor represents and warrants to each Beneficiary that (a) such Guarantor is a corporation, limited liability company, partnership or limited partnership duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation; (b) such Guarantor possesses all requisite authority and power to authorize, execute, deliver and comply with the terms of this Guaranty; (c) this Guaranty has been duly authorized and approved by all necessary action on the part of such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar law, and equitable principles of general applicability; (d) the execution, delivery and compliance with this Guaranty do not violate any agreement, instrument or any requirement of any Governmental Authority applicable to such Guarantor except to the extent such violation would not have a Material Adverse Effect; (e) no approval or consent of any person or entity, including but not limited to any court or Governmental Authority, or any filing or registration of any kind is required for the authorization, execution, delivery or compliance with this Guaranty which has not been obtained except to the extent failure to obtain or make the same would not have a Material Adverse Effect; and (f) in executing and delivering this Guaranty, each Guarantor has (i) without reliance on Agent or any information received from Agent and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and the Borrowers, the Borrowers’ business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, a Borrower or the obligations and risks undertaken herein with respect to the Obligations; (ii) adequate means to obtain from the Borrowers on a continuing basis information concerning the Borrowers; (iii) full and complete access to the Financing Agreements and any other documents executed in connection with the Financing Agreements; and (iv) not relied and will not rely upon any representations or warranties of Agent not embodied herein or any acts heretofore or hereafter taken by Agent (including but not limited to any review by Agent of the affairs of the Borrowers).

11.              Each Guarantor covenants and agrees that until the Obligations are Paid in Full, except as otherwise provided in the Loan Agreement or unless Agent, Required Lenders or Lenders, as applicable, give their prior written consent to any deviation therefrom, it will duly and punctually observe and perform all covenants applicable to such Guarantor under the Loan Agreement and the other Financing Agreements.

12.              This Guaranty is for the benefit of the Beneficiaries, their successors and permitted assigns, and in the event of a permitted assignment by any Beneficiary (or its successors or permitted assigns) of the Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations. This Guaranty is binding upon each Guarantor and its successors and assigns.

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13.              No modification, consent, amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Agent with requisite Lender approval as and to the extent required under the Loan Agreement, and then shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall, of itself, entitle such Guarantor to any other or further notice or demand in similar or other circumstances. No delay or omission by the Beneficiaries in exercising any power or right hereunder shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such power preclude other or further exercise thereof, or the exercise of any other right or power hereunder. All rights and remedies of the Beneficiaries hereunder are cumulative of each other and of every other right or remedy which the Beneficiaries may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies of the Beneficiaries.

14.              No provision herein or in any promissory note, instrument or any other Financing Agreement executed by a Borrower or any Guarantor evidencing the Obligations shall require the payment or permit the collection of interest in excess of the maximum amount or rate permitted under any applicable law or regulation. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other Financing Agreement, the provisions of this paragraph shall govern, and neither the Borrowers nor any Guarantor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to any applicable federal or state usury laws now in force, all promissory notes, instruments and other Financing Agreements executed by a Borrower or any Guarantor evidencing the Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

15.              If any Guarantor should breach or fail to perform any provision of this Guaranty, each Guarantor agrees to pay to the Beneficiaries all documented out-of-pocket costs and expenses (including court costs and documented out-of-pocket attorneys’ fees (limited to one primary counsel (to be retained by Agent) to all Beneficiaries, taken as a whole, plus (x) if reasonably necessary, one local counsel in any relevant jurisdiction (which may include a single firm of counsel acting in multiple jurisdictions) and (y) in the case of an actual or perceived conflict of interest where such Person affected by such conflict informs the Guarantors of such conflict, in each case, a single additional firm of counsel in each relevant jurisdiction for all similarly situated affected Persons)) incurred by the Beneficiaries in the enforcement hereof.

16.              (a) The liability of each Guarantor under this Guaranty shall in no manner be impaired, affected or released by the insolvency, bankruptcy, making of an assignment for the benefit of creditors, arrangement, compensation, composition or readjustment of any other Loan Party, or any proceedings affecting the status, legal existence or assets of any other Loan Party or other similar proceedings instituted by or against any other Loan Party and affecting the assets of any other Loan Party.

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(b)               Each Guarantor acknowledges and agrees that any interest on any portion of the Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Obligations if said proceedings had not been commenced) shall be included in the Obligations because it is the intention of each Guarantor and the Beneficiaries that the Obligations which are guaranteed by each Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve any Loan Party of any portion of such Obligations. Each Guarantor will, to the extent not prohibited by law from doing so, permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay the Beneficiaries or Agent, or allow the claim of the Beneficiaries or Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

(c)               In the event that all or any portion of the Obligations is paid by any Loan Party, the obligations of each Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Agent or any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes under this Guaranty.

17.              Each Guarantor understands and agrees that any amounts of any Guarantor on account with any Lender or Beneficiary may, if an Event of Default shall have occurred and be continuing, be offset to satisfy the obligations of such Guarantor hereunder.

18.              Each Guarantor hereby subordinates and makes inferior any and all Indebtedness now or at any time hereafter owed by any Loan Party to such Guarantor to the Obligations and agrees if an Event of Default shall have occurred and be continuing, not to permit any Loan Party to repay, or to accept payment from any Loan Party of, such Indebtedness or any part thereof without the prior written consent of Agent. Each Guarantor further agrees that if Agent so requests while an Event of Default is continuing, such Indebtedness of such Loan Party to such Guarantor shall be collected, enforced and received by such Guarantor as trustee for Agent (for the benefit of the Beneficiaries) and shall be paid over to Agent (for the benefit of the Beneficiaries) on account of the Obligations but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty, except to the extent of such payment.

19.              Each Guarantor hereby agrees that to the extent that any Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Paragraph 20. The provisions of this Paragraph 19 shall in no respect limit the obligations and liabilities of any Guarantor to the Beneficiaries, and each Guarantor shall remain liable to the Beneficiaries for the full amount guaranteed by such Guarantor hereunder.

20.              Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Beneficiary, no Guarantor shall be entitled to be subrogated to any of the rights of any Beneficiary against a Borrower or any Guarantor or any collateral security or guaranty or right of offset held by any Beneficiary for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any indemnity, exoneration, participation, contribution or reimbursement from a Borrower or any Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Beneficiaries by the Loan Parties on account of the Obligations have been Paid in Full and the Financing Agreements have been terminated (other than indemnification and other contingent obligations not yet accrued at such time). If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been Paid in Full, subject to the Intercreditor Agreement, such amount shall be held by such Guarantor in trust for Agent (for the benefit of the Beneficiaries), segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Agent (for the benefit of the Beneficiaries) in the exact form received by such Guarantor (duly endorsed by such Guarantor to Agent, if required), to be applied against the Obligations whether matured or unmatured.

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21.              [Reserved].

22.              If any provision of this Guaranty is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, this Guaranty shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

23.              EXCEPT TO THE EXTENT REQUIRED FOR THE EXERCISE OF THE REMEDIES PROVIDED IN THE OTHER SECURITY INSTRUMENTS, EACH GUARANTOR HEREBY IRREVOCABLY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE OF NEW YORK AND THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK, STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WHICHEVER AGENT MAY ELECT, AND WAIVES ANY OBJECTION BASED ON VENUE OR FORUM NON CONVENIENS WITH RESPECT TO ANY ACTION INSTITUTED THEREIN ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, AND AGREE THAT ANY DISPUTE WITH RESPECT TO ANY SUCH MATTERS SHALL BE HEARD ONLY IN THE COURTS DESCRIBED ABOVE (EXCEPT THAT AGENT AND ANY OTHER BENEFICIARY SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION WHICH AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO ENFORCE ITS RIGHTS AGAINST SUCH GUARANTOR).

24.              THIS GUARANTY AND THE OTHER FINANCING AGREEMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AND UNDERSTANDING BY AND AMONG AGENT, THE OTHER BENEFICIARIES AND EACH GUARANTOR AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE BENEFICIARIES, AGENT AND EACH GUARANTOR. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE BENEFICIARIES, AGENT AND EACH GUARANTOR.

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25.              EACH GUARANTOR, FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BENEFICIARY MAY FILE AN EXECUTED COPY OF THIS GUARANTY AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

26.              THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS GUARANTY AND THE OTHER FINANCING AGREEMENTS AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT EXCLUDING ANY PRINCIPLES OF CONFLICTS OF LAW OR OTHER RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

27.              EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 13.3 OF THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS, OR, AT AGENT’S OPTION, BY SERVICE UPON ANY GUARANTOR (OR ADMINISTRATIVE BORROWER ON BEHALF OF SUCH GUARANTOR) IN ANY OTHER MANNER PROVIDED UNDER THE RULES OF ANY SUCH COURTS.

28.              Each Guarantor agrees to cause each of its Subsidiaries (other than a Foreign Subsidiary) that is required to become a party to this Guaranty pursuant to Section 9.23(a) of the Loan Agreement to become a Guarantor for all purposes of this Guaranty by causing such Subsidiary to execute and deliver an Assumption Agreement in substantially the form of Annex I attached hereto.

29.              This Guaranty may be executed in several counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty by facsimile or other electronic transmission (e.g. .pdf) shall be effective as delivery of a manually executed counterpart of this Guaranty.

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30.              This Guaranty shall constitute a complete amendment and restatement of the Existing Guaranty. The Guarantors and Agent hereby acknowledge, confirm and agree that the Existing Guaranty is hereby replaced in its entirety by this Guaranty.

[Remainder of Page Intentionally Left Blank]

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EXECUTED and effective as of the date first above written.

GUARANTORS:

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

AMERICAN FREIGHT, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

AMERICAN FREIGHT OUTLET STORES, LLC

By:	/s/ Will Powell
Name:	Will Powell
Title:	President

FRANCHISE GROUP NEWCO PSP, LLC

By:	/s/ Brian Kahn
Name:	Name: Brian Kahn
Title:	President and Chief Executive Officer

PET SUPPLIES “PLUS”, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

[Signature Page to Second Amended and Restated Guaranty Agreement]

VITAMIN SHOPPE INDUSTRIES LLC

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

VALOR ACQUISITION, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

FRANCHISE GROUP, INC.

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP NEWCO V, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE V, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

VITAMIN SHOPPE GLOBAL, LLC
By: Vitamin Shoppe Industries LLC, its sole member

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

VITAMIN SHOPPE MARINER, LLC
By: Vitamin Shoppe Industries LLC, its sole member

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

VITAMIN SHOPPE FLORIDA, LLC
By: Vitamin Shoppe Industries LLC, its sole member

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

BETANCOURT SPORTS NUTRITION, LLC
By: Vitamin Shoppe Industries LLC, its sole member

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC
By: Vitamin Shoppe Industries LLC, its sole member

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

VITAMIN SHOPPE FRANCHISING, LLC

By:	/s/ Laura Coffey
Name:	Laura Coffey
Title:	Chief Financial Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP INTERMEDIATE S, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

FRANCHISE GROUP NEWCO S, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

OUTLET MERCHANDISE, LLC

By:	/s/ Will Powell
Name:	Will Powell
Title:	President

AMERICAN FREIGHT FRANCHISING, LLC

By:	/s/ Will Powell
Name:	Will Powell
Title:	Chief Executive Officer and President

AMERICAN FREIGHT FRANCHISOR, LLC

By:	/s/ Will Powell
Name:	Will Powell
Title:	Chief Executive Officer and President

[Signature Page to Second Amended and Restated Guaranty Agreement]

AMERICAN FREIGHT GROUP, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

AMERICAN FREIGHT HOLDINGS, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP INTERMEDIATE PSP, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

PSP MIDCO, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

PSP GROUP, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

PSP SERVICE NEWCO, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

PSP STORES, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

PSP SUBCO, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

[Signature Page to Second Amended and Restated Guaranty Agreement]

PSP FRANCHISING, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

PSP DISTRIBUTION, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	Vice President

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP INTERMEDIATE L, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP NEW HOLDCO, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP INTERMEDIATE B, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

BUDDY'S NEWCO, LLC

By:	/s/ Michael Bennett
Name:	Michael Bennett
Title:	Chief Executive Officer

BUDDY'S FRANCHISING AND LICENSING LLC

By:	/s/ Michael Bennett
Name:	Michael Bennett
Title:	Chief Executive Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

AMERICAN FREIGHT FFO, LLC

By:	/s/ Will Powell
Name:	Will Powell
Title:	Chief Executive Officer and President

[Signature Page to Second Amended and Restated Guaranty Agreement]

FRANCHISE GROUP ACQUISITION TM, LLC

By:	/s/ Brian Kahn
Name:	Brian Kahn
Title:	President and Chief Executive Officer

[Signature Page to Second Amended and Restated Guaranty Agreement]

ACKNOWLEDGED AND AGREED:

JPMORGAN CHASE BANK, N.A.

By:	/s/ James A. Knight
Name:	James A. Knight
Title:	Executive Director

[Signature Page to Second Amended and Restated Guaranty Agreement]